Exhibit 10.4
STOCKHOLDERS’ AGREEMENT
THIS STOCKHOLDERS’ AGREEMENT (this “Agreement”) is entered into as of June 30, 2010, by and among Celgene Corporation, a Delaware corporation (the “Company”), and the Persons whose names are set forth on the signature pages hereto under the caption “Stockholders” (each individually a “Stockholder” and, collectively, the “Stockholders”).
RECITALS
WHEREAS, the Stockholders hold shares of common stock, par value $.001 per share, of Abraxis BioScience, Inc., a Delaware corporation (“Abraxis”); and
WHEREAS, pursuant to the terms of an Agreement and Plan of Merger, dated as of June 30, 2010 (as the same may be amended, the “Merger Agreement”), by and among the Company, Artistry Acquisition Corp., a Delaware corporation, and a wholly owned subsidiary of the Company (“Sub”), and Abraxis, Sub will merge with and into Abraxis (the “Merger”), and, in the Merger, each outstanding share of common stock of Abraxis (the “Abraxis Common Stock”) will be converted into the right to receive .2617 shares of Company Common Stock (as defined below), $58.00 in cash and a contingent value right.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:
1. Definitions. Unless otherwise defined in this Agreement, capitalized terms that are defined in the Merger Agreement shall have the meaning ascribed to such terms in the Merger Agreement. As used in this Agreement, the following terms shall have the following meanings:
“Company Common Stock” means the shares of common stock, par value $0.01 per share, of the Company.
“Immediate Family” means lineal descendants (whether by blood or marriage), ancestral forebears, current and former spouses, and persons related by blood, adoption or marriage to any of the foregoing.
“Merger Common Stock” means, with respect to any Stockholder, the shares of Company Common Stock issued to such Stockholder in the Merger. If the Company pays a dividend or makes a distribution on the shares of Merger Common Stock of a Stockholder in shares of Company Common Stock, such additional shares of Company Common Stock shall constitute Merger Common Stock of such Stockholder. If the Company subdivides (or combines) the outstanding shares of Merger Common Stock of a Stockholder into a greater (or smaller) number of shares of Company Common Stock, the shares of Company Common Stock resulting from such subdivision or combination shall constitute Merger Common Stock of such Stockholder.
“Permitted Transferee” means any PSS Entity or any charitable foundation or organization, in each case only if such parties agree to be bound by the terms of this Agreement by notice and execution of a counterpart signature page agreeing to be a Stockholder hereunder.
“PSS” means Dr. Patrick Soon-Shiong.

“PSS Entity” means any trust for the benefit of PSS or any members of PSS’ Immediate Family and any other entity in which PSS or any members of PSS’ Immediate Family separately or collectively hold, directly or indirectly, a majority of the outstanding equity interests.
“Transfer” means, with respect to any shares of Merger Common Stock, (a) the sale, transfer, pledge or other disposition of such shares of Merger Common Stock or (b) the entering into of any equity swap, put, put equivalent or collar linked to, or any other transaction involving a security linked to, the shares of Merger Common Stock for the purpose of disposing of the consequences of ownership of such shares of Merger Common Stock.
2. Lock-Up; Volume Limitations; Legends.
(a) No Stockholder shall Transfer any of its shares of Merger Common Stock prior to the third (3rd) anniversary of the Merger, other than Transfers:
(i) to any Permitted Transferee;
(ii) pursuant to a third party tender offer or exchange offer (i) which is approved by the Board of Directors of the Company or (ii) in circumstances in which it is reasonably likely that the Stockholder would be, as a result of not tendering or exchanging, relegated to different consideration than would be available to those stockholders who did tender or exchange, taking into account any provisions thereof (including with respect to proration and any proposed second-step or back-end transaction (or the absence of such provisions));
(iii) to the estate of a deceased holder upon a deceased holder’s death;
(iv) from the estate of a deceased holder to the beneficiaries, thereof;
(v) pursuant to a merger or similar transaction involving the Company; or
(iv) permitted under Section 2(b).
(b) In addition to the Transfers otherwise permitted under Section 2(a), from and after the second (2nd) anniversary of the Merger, the Stockholders may, subject to Section 2(c), Transfer, in the aggregate, a number of shares of Merger Common Stock equal to 25% of the shares of Merger Common Stock held by the Stockholders immediately following the Merger.
(c) Prior to the fourth (4th) anniversary of the Merger, the Stockholders shall not, during any month, Transfer, in the aggregate, pursuant to open market transactions, shares of Merger Common Stock representing more than 30% of the shares of Merger Common Stock held by the Stockholders immediately after the Merger.
(d) The Stockholders hereby acknowledge and agree that the Company may impose stop transfer instructions with respect to the shares of Merger Common Stock subject to the restrictions contained in Sections 2(a) or 2(b) solely in order to implement such restrictions.
(e) Each certificate representing shares of Merger Common Stock shall be stamped or otherwise imprinted with a legend substantially in the following form:
“THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THAT CERTAIN STOCKHOLDERS’ AGREEMENT DATED JUNE 30, 2010, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY UPON REQUEST.”

During the period beginning as of the second (2nd) anniversary of the Merger and ending as of the third (3rd) anniversary of the Merger, Stockholders shall be entitled to require the Company to remove from certificates representing up to 25% of the shares of Merger Common Stock held by the Stockholders immediately after the Merger the foregoing legend by issuing new certificates representing such shares without such legend. After the third (3rd) anniversary of the Merger, Stockholders shall be entitled to require the Company to remove from certificates representing shares of Merger Common Stock the foregoing legend by issuing new certificates representing such shares without such legend.
3. Miscellaneous.
(a) Termination. This Agreement and the obligations of the parties hereunder (other than Section 3 hereof) shall terminate, as to each Stockholder, on the first date on which such Stockholder does not own any shares of Merger Common Stock. Notwithstanding the foregoing, in the event of the termination of the Merger Agreement prior to the Merger, this Agreement shall thereupon terminate.
(b) Further Actions. Each of the parties hereto agrees that it will use commercially reasonable efforts to do all things necessary to effectuate this Agreement.
(c) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.
(d) Specific Performance. The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder in accordance with their specific terms, including its failure to take all actions as are necessary on its part to consummate the transactions contemplated hereby, will cause irreparable injury to the other party, for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of temporary, preliminary and permanent injunctive relief in any court of the United States or any state having jurisdiction to compel performance of such party’s obligations, or to prevent breaches or threatened breaches of this Agreement, and to the granting by any such court of the remedy of specific performance of its obligations hereunder, without, in any such case, the requirement to post any bond or other undertaking, in addition to any other rights or remedies available hereunder or at law or in equity. Each of the parties further agrees that it will not oppose, and hereby waives any defense to, the granting of an injunction, specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. Each of the parties further waives any requirement under any law to post security as a prerequisite to obtaining equitable relief.
(e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given (a) on the date of delivery, if delivered in person or by facsimile or e-mail (upon confirmation of receipt) prior to 5:00 p.m. in the time zone of the receiving party or on the next Business Day, if delivered after 5:00 p.m. in the time zone of the receiving party, (b) on the first Business Day following the date of dispatch, if delivered by a recognized overnight courier service (upon proof of delivery) or (c) on the fifth Business Day following the date of mailing, if delivered by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to the Company, addressed to it at:
Celgene Corporation
86 Morris Avenue
Summit, New Jersey 07901
Tel: 908.673.9000
Fax: 908.673.2769
Attention: George Golumbeski, Senior Vice President Business Development
                 ggolumbeski@celgene.com
with a copy (which shall not constitute notice) to:
Jones Day
3161 Michelson Drive
Suite 800
Irvine, CA 92612
Tel: 949.851.3939
Fax: 949.553.7539
Attention: Jonn R. Beeson, Esq.
                 jbeeson@jonesday.com
                 Kevin Espinola, Esq.
                 kbespinola@jonesday.com
with copies to:
Celgene Corporation
86 Morris Avenue
Summit, New Jersey 07901
Tel: 908.673.9000
Fax: 908.673.2771
Attention: Thomas Perone, Corporate Counsel
                 tperone@celgene.com
If to the Stockholders, addressed to them at:

Abraxis BioScience Inc.
11755 Wilshire Blvd., 20th Floor
Los Angeles, CA 90025
Tel: 310.883.1300
Fax: 310.998.8553
Attention: Dr. Patrick Soon-Shiong, Executive Chairman
                 pss@abraxisbio.com

with copies to:
Abraxis BioScience Inc.
11755 Wilshire Blvd., 20th Floor
Los Angeles, CA 90025
Tel: 310.883.1300
Fax: 310.998.8553
Attention: Charles Kim, General Counsel
                 CKim@abraxisbio.com
with a copy (which shall not constitute notice) to:
Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
Tel: 212.859.8000
Fax: 212.859.4000
Attention: Philip Richter, Esq.
                 philip.richter@friedfrank.com
                 Brian Mangino, Esq.
                 brian.mangino@friedfrank.com
(f) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
(g) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
(h) Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter.
(i) Assignment. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any Stockholders without the consent of the Company, or by the Company without the consent of holders of at least a majority of the shares of Merger Common Stock then held by all Stockholders. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.
(j) Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(k) Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.
(i) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS RULES OF CONFLICT OF LAWS. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any court of the United States located in the State of Delaware or of the Court of Chancery in the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that , except as permitted by Section 3(d), it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than a court of the United States located in the State of Delaware or the Court of Chancery in the State of Delaware.
(ii) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(l) Effectiveness of Agreement. Notwithstanding anything in this Agreement to the contrary, this Agreement shall become effective, as to each Stockholder, only upon the issuance to such Stockholder of the shares of Merger Common Stock pursuant to the Merger Agreement.
(m) Counterparts. This Agreement may be executed in counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
(Signature Page Follows)

IN WITNESS WHEREOF, the parties have executed this Stockholders’ Agreement as of the date first above written.

CELGENE CORPORATION
By:	/s/ Robert J. Hugin
	Name:	Robert J. Hugin
	Title:	Chief Executive Officer

STOCKHOLDERS: DR. PATRICK SOON-SHIONG
/s/ Dr. Patrick Soon-Shiong

CALIFORNIA CAPITAL LP
By:	Themba LLC, its general partner

By:	/s/ Steven H. Hassan
	Name:	Steven H. Hassan
	Title:	Manager

PATRICK SOON-SHIONG 2009 GRAT 1
By:	/s/ Patrick Soon-Shiong
	Name:	Patrick Soon-Shiong
	Title:	Trustee

PATRICK SOON-SHIONG 2009 GRAT 2
By:	/s/ Patrick Soon-Shiong
	Name:	Patrick Soon-Shiong
	Title:	Trustee

[Signature Page — Stockholders’ Agreement]

MICHELE B. SOON-SHIONG GRAT 1
By:	/s/ Michele B. Chan Soon-Shiong
	Name:	Michele B. Chan Soon-Shiong
	Title:	Trustee

MICHELE B. SOON-SHIONG GRAT 2

By:	/s/ Michele B. Chan Soon-Shiong
	Name:	Michele B. Chan Soon-Shiong
	Title:	Trustee

SOON-SHIONG COMMUNITY PROPERTY REVOCABLE TRUST
By:	/s/ Patrick Soon-Shiong
	Name:	Patrick Soon-Shiong
	Title:	Trustee

By:	/s/ Michele B. Chan Soon-Shiong
	Name:	Michele B. Chan Soon-Shiong
	Title:	Trustee

CALIFORNIA CAPITAL TRUST
By:	/s/ Patrick Soon-Shiong
	Name:	Patrick Soon-Shiong
	Title:	Trustee

By:	/s/ Michele B. Chan Soon-Shiong
	Name:	Michele B. Chan Soon-Shiong
	Title:	Trustee

By:	/s/ Steven H. Hassan
	Name:	Steven H. Hassan
	Title:	Trustee
[Signature page to Stockholders Agreement]

I acknowledge that I have read the Stockholders’ Agreement, dated as of June 30, 2010, among by and among Celgene Corporation, a Delaware corporation (the “Company”), and the other parties thereto, and understand its contents. I am aware that by its provisions all or part of the shares of shares of common stock, par value $0.01 per share, of the Company to be issued in the Merger to my spouse, Dr. Patrick Soon-Shiong, including my community interest in such shares, if any, are subject to the provisions of such agreement.

MICHELE B. CHAN SOON-SHIONG
/s/ Michele B. Chan Soon-Shiong

[Signature page to Stockholders Agreement]